UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 _______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2010
_______________________________________________________________

HOME TOUCH HOLDING COMPANY
(Exact name of registrant as specified in its charter)

NEVADA	333-158713	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11-2, Jalan 26/70A, Desa Sri Hartamas
50480 Kuala Lumpur, Malaysia
(Address of principal executive offices) (Zip Code)

+603 6201 3198
(Registrant’s telephone number, including area code)

703 Liven House, 61-63 King Yip Street,
Kwun Tong, Hong Kong
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On December 23, 2010, our stockholders approved by written in lieu of a special meeting of the stockholders the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.	Amend the Articles of Incorporation of Home Touch Holding Company, or the Company, filed with the Nevada Secretary of State (the “Articles of Incorporation”) to:
a.
increase the Company’s authorized common stock, par value $0.001 (the “Common Stock”) from 100,000,000 shares to 1,000,000,000 shares, and to increase the Company’s authorized preferred stock, par value $0.001, from 10,000,000 to 100,000,000; and

b.	change the Company’s name to Prime Global Capital Group Incorporated;
2.	To adopt Amended and Restated Articles of Incorporation for the purpose of consolidating the amendments to the Company’s Articles of Incorporation;
3.	To approve the Amended and Restated Bylaws of the Company; and
4.	Change the Company’s fiscal year end from March 31st to October 31st, for all purposes (including tax and financial accounting).

Stockholders holding an aggregate of 53,624,997 shares of the Company’s Common Stock, or approximately 53.62% of its issued and outstanding shares of Common Stock as of December 20, 2010, approved the Corporate Actions.  The consent that we have received constitutes the only stockholder approval required for the Corporate Actions under the Nevada Revised Statutes, our Articles of Incorporation and Bylaws.  Accordingly, the Corporate Actions will not be submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent is December 20, 2010.  As of the record date, there were 100,000,000 shares of Common Stock issued and outstanding and entitled to vote at the special meeting of stockholders.

Pursuant to Rule 14c-2 under the Exchange Act of 1934, as amended, the Corporate Actions will not be implemented until at least twenty (20) calendar days after the mailing of the definitive Information Statement to our stockholders.  We hope to mail the definitive Information Statement to our stockholders of record on December 20, 2010, on or prior to the second week of January, 2011.

The Corporate Actions and their effects are more fully described in the preliminary Schedule 14C filed with the Securities and Exchange Commission on December 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME TOUCH HOLDING COMPANY
Dated: December 24, 2010

	By:	/s/ Liong Tat Teh
Liong Tat Teh
Chief Financial Officer